United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 18, 2019 (March 17, 2019)

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427

(Commission

File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 17, 2019, Fidelity National Information Services, Inc. (“FIS”), Wrangler Merger Sub, Inc., a wholly owned subsidiary of FIS (“Merger Sub”), and Worldpay, Inc. (“Worldpay”) entered into an agreement and plan of merger (the “Merger Agreement”) pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Worldpay (the “Merger”), with Worldpay surviving the Merger, and become a wholly owned subsidiary of FIS.

The board of directors of each of FIS and Worldpay has unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger.

Merger Agreement

Merger Consideration

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the Class A common stock of Worldpay, par value $0.00001 per share (“Worldpay Class A Common Stock”) issued and outstanding immediately prior to the Effective Time, except for shares of Worldpay Class A Common Stock owned by Worldpay as treasury stock or otherwise owned by Worldpay, FIS or any of their respective subsidiaries (other than any Exception Shares (as defined in the Merger Agreement) and Dissenting Shares (as defined in the Merger Agreement)), if any, will be converted into the right to receive 0.9287 of a share of common stock of FIS, par value $0.01 per share (the “FIS Common Stock”) and $11.00 in cash. The shares of FIS Common Stock to be issued in the Merger will be listed on the New York Stock Exchange (the “NYSE”).

In addition, at the Effective Time, Worldpay’s equity awards will be converted into corresponding equity awards with respect to shares of FIS Common Stock (the “Converted Awards”) pursuant to an exchange ratio that is designed to maintain the intrinsic value of the award immediately prior to the Effective Time. With respect to Worldpay equity awards that have terms providing for vesting upon satisfaction of performance criteria, the conversion will be based on achievement levels specified in the Merger Agreement. Following the Effective Time, the Converted Awards will vest based on continued service and will continue to be governed by the same terms and conditions as were applicable to the corresponding Worldpay equity awards prior to the Effective Time (including with respect to accelerated vesting upon a qualifying termination following the Effective Time).

Governance of the Combined Company

At the Effective Time, the board of directors of FIS (the “FIS Board”) will be expanded to twelve directors, consisting of (i) seven individuals who serve on the FIS Board as of immediately prior to the Effective Time, six of whom will be independent directors of FIS and one of whom will be Gary A. Norcross, the Chairman, Chief Executive Officer and President of FIS (the “FIS CEO”), and (ii) five individuals who serve on the board of directors of Worldpay as of immediately prior to the Effective Time (each, a “Worldpay Designated Director”), four of whom will be independent directors of, and designated by, Worldpay and one of whom will be Charles D. Drucker, the Executive Chairman and Chief Executive Officer of Worldpay (the “Worldpay CEO”). In addition, the Merger Agreement provides that at the Effective Time, a Worldpay Designated Director, other than the Worldpay CEO, will be appointed as the Lead Independent Director of the FIS Board.

At and following the Effective Time, the FIS CEO will continue to serve as the President and Chief Executive Officer of FIS and the Chairman of the FIS Board. The Worldpay CEO will become an executive of FIS and serve as the Executive Vice Chairman of the FIS Board until at least the one year anniversary of the completion of the Merger. In addition, at the Effective Time, at least one Worldpay Designated Director will be appointed to serve on each standing committee of the FIS Board.

Conditions to the Merger

Completion of the Merger is subject to the satisfaction or waiver of customary closing conditions for both parties, including (i) the adoption of the Merger Agreement by the requisite vote of the stockholders of Worldpay; (ii) the approval of the issuance of shares of FIS Common Stock pursuant to the Merger Agreement (the “Share Issuance”) by the requisite vote of the shareholders of FIS; (iii) the authorization for listing on the NYSE of the shares of FIS Common Stock to be issued in the Share Issuance, subject to official notice of issuance; (iv) a prospectus in respect of the shares of FIS Common Stock to be issued in the Share Issuance, if required, being approved by the U.K. Financial Conduct Authority (the “FCA”) or other applicable governmental entity; (v) the effectiveness of the registration statement on Form S-4 registering the Share Issuance (the “S-4”) and the absence of any stop order or proceedings by the U.S. Securities and Exchange Commission (“SEC”) with respect thereto; (vi) the absence of any order, injunction or decree issued by any governmental entity of competent jurisdiction preventing the consummation of the Merger, as well as the absence of any law prohibiting or making illegal the consummation of the Merger; and (vii) the receipt of specified regulatory approvals or the expiration or termination of applicable waiting periods, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of any applicable non-U.S. competition clearance, as well as the requisite approval of the FCA and the Dutch central bank.

In addition, the obligation of each of FIS and Worldpay to consummate the Merger is conditioned on the accuracy of the representations and warranties made by the other party on the date of the Merger Agreement and on the Closing Date (as defined in the Merger Agreement) or, if applicable, an earlier date (subject to certain “materiality” and “material adverse effect” qualifications set forth in the Merger Agreement with respect to such representations and warranties), and the performance by the other party in all material respects of its obligations under the Merger Agreement.

Certain Other Terms of the Merger Agreement

The Merger Agreement includes covenants, applicable to both parties, under which each party has agreed, subject to certain limitations and exceptions set forth in the Merger Agreement, (i) not to solicit, initiate, seek or support or knowingly encourage or facilitate any inquiries or proposals concerning any acquisition proposal with respect to such party, (ii) not to (A) engage or participate in any negotiations with any third party concerning any acquisition proposal with respect to such party or (B) provide any confidential or nonpublic information or data to, or have or participate in any discussions with, any third party relating to any acquisition proposal with respect to such party, (iii) that, in the case of Worldpay, the board of directors of Worldpay will recommend that the Worldpay stockholders adopt the Merger Agreement and approve the Merger and that, in the case of FIS, the board of directors of FIS will recommend that the FIS shareholders approve the Share Issuance, (iv) that each such board will not withdraw, change, qualify or modify in a manner adverse to the other party such recommendation or take certain other adverse actions with respect to such recommendation and (v) to use its reasonable best efforts to obtain required governmental and regulatory approvals.

In addition, pursuant to the Merger Agreement, each of FIS and Worldpay has agreed to call and hold a meeting of its shareholders or stockholders, as applicable, for the purpose of obtaining the requisite shareholder or stockholder approval, as applicable, as soon as reasonably practicable after the S-4 is declared effective under the Securities Act of 1933, as amended (“Securities Act”), and a prospectus, if required by law, has been approved by the FCA.

The Merger Agreement contains certain termination rights for each of FIS and Worldpay, including the right of FIS and Worldpay to terminate the Merger Agreement in the event that (i) the Merger is not consummated on or before March 17, 2020 (as such date may be extended to June 17, 2020 by either party under certain circumstances in which the requisite regulatory approvals have not been obtained but all of the other closing conditions set forth in the Merger Agreement have been satisfied or waived (other than those conditions that by their nature can only be satisfied at the closing)), (ii) the requisite approval of the shareholders of FIS or the stockholders of Worldpay is not obtained at the duly convened meeting of the shareholders of FIS or the stockholders of Worldpay, as applicable, (iii) any governmental entity issues a final non-appealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the Merger or (iv) the other party breaches any of its covenants or agreements or any of its representations or warranties to the extent such breach would result in the failure of a closing condition and such breach is not cured within a specified cure period or is not curable.

In addition, each of FIS and Worldpay has the right to terminate the Merger Agreement prior to the non-terminating party obtaining the requisite approval of its shareholders or stockholders, as applicable, if the non-terminating party’s board of directors has changed its recommendation with respect to the transaction or taken certain other adverse actions with respect to its recommendation. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, including termination by either party as a result of a change of recommendation by the non-terminating party’s board of directors, the terminating party has the right to receive a termination fee equal to $1 billion in cash, payable by the non-terminating party.

The Merger Agreement contains customary representations and warranties made by each of FIS and Worldpay, and also contains customary pre-closing covenants applicable to the conduct of business by both parties, including mutual covenants to operate its businesses in the ordinary course consistent with past practice in all material respects and to refrain from taking certain actions without the other party’s consent.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1, and incorporated into this report by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about FIS, Worldpay or their respective businesses. The Merger Agreement contains representations and warranties of each of FIS and Worldpay, made solely for the benefit of the parties to the Merger Agreement. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules provided by each of FIS and Worldpay in connection with the signing of the Merger Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, the representations and warranties in the Merger Agreement may have been used for the purpose of allocating risk between FIS and Worldpay rather than establishing matters as facts, are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors and were made only as of the date of the Merger Agreement (or such other date or dates as may be specified in the Merger Agreement). Accordingly, the representations and warranties in the Merger Agreement should not be relied upon by investors as characterizations of the actual state of facts about FIS or Worldpay.

Commitment Letter

Concurrently with entering into the Merger Agreement, FIS entered into a commitment letter (the “Commitment Letter”) with Barclays Bank PLC (“Barclays”), Goldman Sachs Bank USA (“GS Bank”) and Goldman Sachs Lending Partners LLC (“GSLP” and, together with Barclays and GS Bank, the “Lenders”), pursuant to which the Lenders have committed to provide a 364-day senior unsecured bridge term loan facility (the “Bridge Facility”) in an aggregate principal amount of up to $9.5 billion, including a $2.0 billion backstop facility in the event that certain proposed amendments to FIS’ existing senior credit facility are not obtained at or prior to the closing of the Merger. The proceeds of the borrowings under the Bridge Facility are permitted to be used to finance a portion of the consideration for the Merger, to refinance certain indebtedness of Worldpay and/or to pay costs and expenses in connection with the Merger, the refinancing and the related transactions. FIS currently expects to replace the Bridge Facility prior to the closing of the Merger with permanent financing, which may include the issuance of debt securities. The commitments of the Lenders under the Commitment Letter are subject to customary conditions, including the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter. FIS will pay customary fees and expenses in connection with obtaining the Bridge Facility.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter, a copy of which is filed as Exhibit 10.1 and is hereby incorporated into this report by reference.

Statement Regarding Forward-Looking Information

The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or “Securities Act” and Section 21E of the Securities Exchange Act of 1934, as amended, or “Exchange Act,” including statements regarding our expectations, hopes, intentions, or strategies regarding the future. These statements relate to, among other things, business and market conditions, outlook and our future financial and operating results and debt. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these terms, and other comparable terminology. Actual results could differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to:

•	the risk that the transaction described herein will not be completed or will not provide the expected benefits, or that we will not be able to achieve the cost or revenue synergies anticipated;

•	the risk that the integration of FIS and Worldpay will be more difficult, time-consuming or expensive than anticipated;

•	the risk of customer loss or other business disruption in connection with the transaction, or of the loss of key employees;

•	the possible occurrence of an event, change or other circumstance that would give rise to the termination of the merger agreement;

•	the fact that unforeseen liabilities of FIS or Worldpay may exist;

•	the risk of doing business internationally;

•

changes in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, changes in either or both the United States and international lending, capital and financial markets and currency fluctuations;

•

the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy and cybersecurity laws and regulations;

•

the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries;

•	changes in the growth rates of the markets for the solutions of FIS and Worldpay;

•	failures to adapt such solutions to changes in technology or in the marketplace;

•

internal or external security breaches of systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events;

•

the risk that implementation of software (including software updates) for customers or at customer locations or employee error in monitoring software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers;

•	the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters;

•

competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers;

•	the failure to innovate in order to keep up with new emerging technologies, which could impact the merged companies’ solutions and ability to attract new, or retain existing, customers;

•	the failure to meet financial goals to grow business in Brazil after the unwinding of FIS’ Brazilian Venture;

•	the risks of reduction in revenue from the loss of existing and/or potential customers in Brazil after the unwinding of FIS’ Brazilian Venture;

•	an operational or natural disaster at one of our major operations centers; and

•	other risks detailed elsewhere in the two companies’ annual reports on Form 10-K for the year ended December 31, 2018 and in our and their other filings with the Securities and Exchange Commission.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction between FIS and Worldpay. In connection with the proposed merger, FIS will file with the SEC a registration statement on Form S-4 that will include the joint proxy statement of FIS and Worldpay and a prospectus of FIS, as well as other relevant documents regarding the proposed transaction. A definitive joint proxy statement/prospectus will also be sent to FIS shareholders and Worldpay stockholders. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the joint proxy statement/prospectus, as well as other filings containing information about FIS and Worldpay, may be obtained at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from FIS at www.investor.fisglobal.com or by emailing info.investorrelations@fisglobal.com or from Worldpay at http://investors.worldpay.com/ and http://www.investor.fisglobal.com/investor-overview.

Participants in the Solicitation

FIS and Worldpay and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FIS shareholders and Worldpay stockholders in respect of the transaction described in the joint proxy statement/prospectus. Information regarding FIS’ directors and executive officers is contained in FIS’ Proxy Statement on Schedule 14A, dated April 20, 2018, which is filed with the SEC. Information regarding Worldpay’s directors and executive officers is contained in Worldpay’s Proxy Statement on Schedule 14A, dated April 4, 2018, which is filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 17, 2019, by and among Fidelity National Information Services, Inc., Worldpay, Inc., and Wrangler Merger Sub, Inc.*

10.1	Bridge Facility Commitment Letter, dated March 17, 2019, by and among Fidelity National Information Services, Inc., Barclays Bank PLC, Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC

*	Schedules and exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. FIS agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 17, 2019, by and among Fidelity National Information Services, Inc., Worldpay, Inc. and Wrangler Merger Sub, Inc.*

10.1	Bridge Facility Commitment Letter, dated March 17, 2019, by and among Fidelity National Information Services, Inc., Barclays Bank PLC, Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC

*	Schedules and exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. FIS agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.

Date: March 18, 2019	By:	/s/ Marc M. Mayo
		Name:	Marc M. Mayo
		Title:	Corporate Executive Vice President and Chief Legal Officer